THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial advisor authorised under the Financial Services Act 1986.

If you have sold or otherwise transferred all your Energy Group Shares, please send this form (but not if it is personalised), together with the accompanying documents, as soon as possible, to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected for onward transmission to the purchaser or transferee. However, such documents should not be forwarded or transmitted in or into Canada, Australia or Japan.

Lehman Brothers and Merrill Lynch, which are regulated in the United Kingdom by The Securities and Futures Authority Limited, are acting for TU Acquisitions and Texas Utilities and for no one else in connection with the Offer and will not be responsible to anyone other than TU Acquisitions and Texas Utilities for providing the protections afforded to their respective customers or for giving advice in relation to the Offer.

This document should be read in conjunction with the accompanying Offer Document dated _______________ 1998 (the "Offer Document"). Unless the context otherwise requires, the definitions contained in the Offer Document also apply in this form.

The Offer referred to in this form is not being made, directly or indirectly, in or into, and neither this form nor the accompanying Offer Document is being mailed or otherwise distributed or sent in or into Canada, Japan or Australia. All persons (including nominees, trustees and custodians) who would, or otherwise intend to, forward this form and the accompanying Offer Document must not distribute or send them in, into or from Canada, Australia or Japan, and doing so may render invalid any related purported acceptance of the Offer. Further details in this regard are set out in paragraph 9 of Part B of Appendix I of the Offer Document.

The New Texas Utilities Shares to be issued pursuant to the Offer have not been, and will not be, the subject of a prospectus under the securities laws of any province of Canada and will not be registered under any relevant securities laws of any country other than the federal securities laws of the United States. The New Texas Utilities Shares are not being offered, sold or delivered, directly or indirectly, in or into Canada, Australia or Japan.

The Loan Notes to be issued pursuant to the Offer have not been, and will not be, registered under the United States Securities Act of 1933, as amended, or under any relevant securities laws of any state or district of the United States, will not be the subject of a prospectus under the securities laws of any province of Canada and will not be registered under any relevant securities laws of any other country. The Loan Notes are not being offered, sold or delivered, directly or indirectly, in or into the United States, Canada, Australia or Japan.

To accept the Offer, holders of Energy Group ADSs must complete a Letter of Transmittal (rather than a Form of Acceptance) in accordance with the instructions printed on it. If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this form.

--------------------------------------------------------------------------------

                   FORM OF ACCEPTANCE, AUTHORITY AND ELECTION

                                Recommended Offer

                                       by

                        LEHMAN BROTHERS AND MERRILL LYNCH

                                  on behalf of

                                 TU ACQUISITIONS

               to acquire the whole of the issued share capital of

                              THE ENERGY GROUP PLC

                            The Texas Utilities Offer

--------------------------------------------------------------------------------
                               ACTION TO BE TAKEN

o To accept the Texas Utilities Offer, complete this form on page 3 by following the instructions and notes for guidance set out on pages 2 and 4.

o Return this form, duly completed and signed and, if your Energy Group Shares are in certificated form, accompanied by your share certificate(s) and/or other document(s) of title, by post or by hand, to The Royal Bank of Scotland plc, Registrar's Department, New Issues Section, PO Box 859, Consort House, East Street, Bedminster, Bristol BS99 1XZ, or by hand during normal business hours only to The Royal Bank of Scotland plc, Registrar's Department, New Issues Section, 5-10 Great Tower Street, London EC3R 5ER or by post or by hand to The Bank of New York, 101 Barclay Street, New York, New York 10286, as soon as possible but, in any event, so as to be received no later than 10.00 pm (London time), 5.00 pm (New York City time) on _________ 1998. A reply-paid envelope is enclosed for your convenience and may be used by holders of Energy Group Shares for returning Forms of Acceptance within the United Kingdom and the United States only.

o If your Energy Group Shares are in certificated form and your share certificate(s) and/or other document(s) of title are with your bank, stockbroker or other agent, you should complete and sign this form and arrange for it to be lodged by such agent with the relevant document(s). If your share certificate(s) and/or other document(s) of title is/are not readily available, please read Note 6 on page 4 of this form.

o If your Energy Group Shares are in uncertificated form (that is, in CREST), you should return this form and take the action described in Part B (in particular, paragraphs 11(d) to (l) of Appendix I to the Offer Document to transfer your Energy Group Shares to an escrow balance. For this purpose, the participant ID of the Escrow Agent is [3RA46], the member account ID of the Escrow Agent is __________________, and the Form of Acceptance Reference Number of this form (for insertion in the first eight characters of the shared note field on the TTE instruction) is shown on page 3. You should ensure that the transfer of escrow settles not later than 10.00 pm (London time), 5.00 pm (New York City time) on _________________ 1998. If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this form.

o If you hold Energy Group Shares in both certificated and uncertificated form, you should complete a separate Form of Acceptance for each holding. Similarly, you should complete a separate Form of Acceptance for Energy Group Shares held in uncertificated form but under a different member account ID, and for Energy Group Shares held in certificated form but under a different designation. You can obtain further Forms of Acceptance by contacting The Royal Bank of Scotland plc on [0117 937 0672].

o Please read Part B of Appendix I to the Offer Document, the terms of which are incorporated in and form part of this form.

o If you hold Energy Group Shares jointly with others, you must arrange for all your co-holders to sign this form.

o Any Form of Acceptance which is received in an envelope postmarked in, or which appears to TU Acquisitions or its agents to have been sent from, Canada, Australia or Japan may be treated as invalid.

o If you have any questions as to how to complete this form, please contact The Royal Bank of Scotland plc on [0117 937 0672].

o If, however, you have any general queries about the Texas Utilities Offer, please contact the TU Helpline on _______________.
--------------------------------------------------------------------------------

                                     Page 2
                            HOW TO COMPLETE THIS FORM

--------------------------------------------------------------------------------
1.   TO ACCEPT THE TEXAS UTILITIES OFFER

     To accept the Texas Utilities Offer, insert in Box 1 the total number of Energy Group Shares for which you wish to accept the Offer (whether or not you wish to elect for the Loan Note Alternative or the Share Alternative).

     If no number, or a number greater than your entire holding of Energy Group Shares, is written in Box 1 and you have signed Box 6, you will be deemed to have written a number of Energy Group Shares comprising your entire holding of Energy Group Shares (being your entire holding, if your Energy Group Shares are in certificated form, under the name(s) and address(es) specified in Box 3 (or if applicable, Box 4) or, if your Energy Group Shares are in CREST, under the participant ID and member account ID specified in Box 5). If you do not wish to elect for the Loan Note Alternative or the Share Alternative, you should not complete Boxes 2 or 10.

     YOU MUST SIGN BOX 6 IN ACCORDANCE WITH THE INSTRUCTIONS SET OUT THEREIN.

                                                                COMPLETE HERE ->
--------------------------------------------------------------------------------
2.   THE LOAN NOTE ALTERNATIVE

     If you wish to receive Loan Notes instead of some or all of the cash receivable by you under the terms of the Texas Utilities Offer in pounds sterling, you should complete Box 1, and then write in Box 2 the number of Energy Group Shares for which you wish to elect to receive Loan Notes rather than cash. If a number greater than the number of Energy Group Shares inserted or deemed to be inserted in Box 1 is inserted in Box 2, the number inserted in Box 2 shall be deemed to be equal to the number inserted or deemed to be inserted in Box 1.

     The Loan Note Alternative is not available to persons entitled to participate in the Texas Utilities Offer who are citizens or residents of the United States.

     IF YOU WISH TO RECEIVE ALL YOUR CASH ENTITLEMENT UNDER THE OFFER IN LOAN NOTES, YOU MUST INSERT THE SAME NUMBER OF ENERGY GROUP SHARES IN BOX 2 AS YOU HAVE INSERTED IN OR ARE DEEMED TO HAVE INSERTED IN BOX 1.

                                                                COMPLETE HERE ->
--------------------------------------------------------------------------------
3.   TO ACCEPT THE OFFER

     To accept the Offer, insert in Box 1 the total number of Energy Group Shares for which you wish to accept the Offer (whether or not you wish to elect for the Loan Note Alternative or the Share Alternative).

     If no number, or a number greater than your entire holding of Energy Group Shares, is written in Box 1 and you have signed Box 6, you will be deemed to have written a number of Energy Group Shares comprising your entire holding of Energy Group Shares (being your entire holding, if your Energy

                                                                COMPLETE HERE ->
--------------------------------------------------------------------------------
4.   NAME(S) AND ADDRESS(ES)

     If the details shown in Box 3 are not correct in all respects, please complete Box 4 with the full name(s) and address of the first registered holder and the name(s) of any joint holders in BLOCK CAPITALS. Please do not complete Box 4 if the details shown in Box 3 are correct in all respects. Unless you complete Box 7, the address of the first-named holder shown in Box 3 (or if applicable, Box 4) is the address to which the payment of the cash consideration and/or Loan Notes and/or certificates for New Texas Utilities Shares becoming due to you will be sent. If you insert in Box 4 an address in Canada, Australia or Japan, you must insert in Box 7 an alternative address outside Canada, Australia and Japan.

     TELEPHONE NUMBER FOR QUERIES

     Please enter a day-time telephone number (including STD code) where you can be contacted in the event of any query arising from completion of this form. You must not insert a telephone number in Canada, Australia or Japan.

                                                                COMPLETE HERE ->
--------------------------------------------------------------------------------
5.   PARTICIPANT ID AND MEMBER ACCOUNT ID

     If your Energy Group Shares are in CREST, you must insert in Box 5 the participant ID and the member account ID under which such shares are held by you in CREST. You must also transfer (or procure the transfer of) the Energy Group Shares concerned to an escrow balance, specifying in the TTE instruction the participant ID and member account ID inserted in Box 5 and the Form of Acceptance Reference Number of this form and the other information referred to in paragraphs 11(d) to (l) of Part B of Appendix I to the Offer Document the Offer Document. The Form of Acceptance Reference Number appears on page 3 of this form.

                                                                COMPLETE HERE ->
--------------------------------------------------------------------------------
6.   SIGNATURES

     You must sign Box 6 regardless of the other Box(es) you complete and, in the case of a joint holding, arrange for all other joint holders to do likewise.

     All registered holders must sign in the presence of a witness. The witness must be over 18 years of age and must not be one of the joint registered holders (if any). The same witness may witness each signature of the joint holders. If the acceptance is not made by the registered holder(s), insert the name(s) and capacity (e.g. executor) of the person(s) making the acceptance.

     A company may either execute under seal, the seal being affixed and witnessed in accordance with its Articles of Association or other regulations, or, if it is subject to the Companies Act 1985, in accordance with the provisions of Section 36A of that Act. A company incorporated outside Great Britain may sign in accordance with the laws of the territory in which the relevant company is incorporated. In the case of a company, execution should be expressed to be by the Company and each person signing this form should state the office which he/she holds.

                                                                COMPLETE HERE ->
--------------------------------------------------------------------------------
7.   ALTERNATIVE ADDRESS

     If you want the consideration and/or other document(s) to be sent to someone other than the first-registered holder at the address set out in Box 3 (or if applicable, Box 4) e.g. your bank, stockbroker or other agent, you should also complete Box 7 (with an address outside Canada, Australia and Japan).

     BOX 7 MUST BE COMPLETED BY HOLDERS WITH REGISTERED ADDRESSES IN CANADA, AUSTRALIA OR JAPAN OR HOLDERS WHO HAVE COMPLETED BOX 4 WITH AN ADDRESS IN CANADA, AUSTRALIA OR JAPAN.

                                                                COMPLETE HERE ->
--------------------------------------------------------------------------------
8.   OVERSEAS PERSONS

     If you are unable to give the warranties required by paragraph 12(l) of part B of Appendix I to the Offer Document YOU MUST PUT "YES" in Box 8. If you do not put "YES" in Box 8, you will be deemed to have given such warranties.

     IF YOU PUT "YES" IN BOX 8, YOU WILL BE DEEMED NOT TO HAVE VALIDLY ACCEPTED THE TEXAS UTILITIES OFFER.

                                                                COMPLETE HERE ->
--------------------------------------------------------------------------------
9.   US DOLLAR PAYMENT ELECTION

     To elect to receive your cash consideration in US dollars instead of pounds sterling, put "YES" in Box 9. If you put "YES" in Box 9 you will be deemed to have elected to receive US dollars (converted from pounds sterling in the manner described in paragraph 19 of the letter from Lehman Brothers and Merrill Lynch in the Offer Document) in respect of any cash amounts payable to you under the Texas Utilities Offer.

     Please note that any fluctuations in the US dollar/pound sterling exchange rate will be at your risk.

                                                                COMPLETE HERE ->
--------------------------------------------------------------------------------
10.  SHARE ALTERNATIVE

     To receive New Texas Utilities Shares instead of the cash receivable by you under the terms of the Texas Utilities Offer, you should complete Box 1 and then put "YES" in Box 10. If you put "YES" in Box 10, you will be deemed to have elected for the Share Alternative in respect of all of the number of Energy Group Shares inserted or deemed to be inserted in Box 1.

                                                                COMPLETE HERE ->
--------------------------------------------------------------------------------
11.  CERTIFICATED SECURITIES ELECTION

     To receive physical stock certificates for the New Texas Utilities Shares to which you are entitled under the terms of the Texas Utilities Offer, you should put "YES" in Box 11. If you do not put "YES" in Box 11, the Texas Utilities Common Stock to which you are entitled under the Texas Utilities Offer will be held for you by Texas Utilities Shareholder Services or its nominee, and credited to your account.

                                     Page 3

----------------------------------------------------------------------------------------------------------------
1. TO ACCEPT THE TEXAS UTILITIES OFFER                                                       BOX 1
                                                                                ------------------------------
Complete Box 1 and then sign Box 6 in the presence of a witness.
                                                                                ------------------------------
                                                                                  No. of Energy Group Shares
                                                                                ------------------------------
----------------------------------------------------------------------------------------------------------------
2. TO ELECT FOR THE LOAN NOTE ALTERNATIVE                                                    BOX 2
                                                                                ------------------------------
   Complete Box 2. You should also complete Box 1 and sign Box 6 in the presence of a witness.
                                                                                ------------------------------
                                                                                  No. of Energy Group Shares
                                                                                ------------------------------
----------------------------------------------------------------------------------------------------------------
3.


----------------------------------------------------------------------------------------------------------------
4. FULL NAME AND ADDRESS                                                                     BOX 4
   -----------------------------------------------------------------------------------------------------------
                    First registered holder                             Joint registered holder(s)

     1. Forename(s)_____________________________________   2. Forename(s)___________________________________

     Surname (Mr/Mrs/Miss/Title)________________________   Surname (Mr/Mrs/Miss/Title)______________________

     Address____________________________________________   3. Forename(s)___________________________________

     ___________________________________________________   Surname (Mr/Mrs/Miss/Title)______________________

     ___________________________________________________   4. Forename(s)___________________________________

     Postcode___________________________________________   Surname (Mr/Mrs/Miss/Title)______________________
   -------------------------------------------------------------------------------------------------------------

   In case of query, please state daytime telephone number (outside the United
   States, Canada, Australia and Japan) (To be completed in BLOCK CAPITALS)
----------------------------------------------------------------------------------------------------------------
5. PARTICIPANT ID AND MEMBER ACCOUNT ID                                                      BOX 5
                                                                                ------------------------------
   Complete this box only if your Energy Group Shares are in CREST.
                                                                                  Participant ID:___________

                                                                                  Member account ID:________
                                                                                ------------------------------
----------------------------------------------------------------------------------------------------------------
6. SIGN HERE TO ACCEPT THE TEXAS UTILITIES OFFER AND GIVE THE REQUIRED WARRANTIES            BOX 6
   INDIVIDUALS
   -----------------------------------------------------------------------------------------------------------
     SIGNED AND DELIVERED AS A DEED BY:        WITNESSED BY:
     First holder:                             1._________________________ Address__________________________
     1. _______________________________        _______________________________________ Signature____________
     Joint holders:                            2._________________________ Address__________________________
     2.________________________________        _______________________________________ Signature____________
                                               3._________________________ Address__________________________
     3.________________________________        _______________________________________ Signature____________
                                               4._________________________ Address__________________________
     4.________________________________        _______________________________________ Signature____________
   -----------------------------------------------------------------------------------------------------------
   COMPANIES
   -----------------------------------------------------------------------------------------------------------
     EXECUTED AS A DEED BY:
     _________________________________________________________     _________________________________________
     Name of corporation                                           Name of Director
                                                                   _________________________________________
                                                                   Name of second Director or Secretary
   -----------------------------------------------------------------------------------------------------------
   NOTE: THE SIGNATURE OF EACH REGISTERED HOLDER SHOULD BE WITNESSED
----------------------------------------------------------------------------------------------------------------
7. Complete this Box if you wish the consideration and/or other documents to be              BOX 7
   sent to someone at an address (but not in Canada, Australia or Japan) other  ------------------------------
   than that of the first-named registered holder set out in Box 3 (or, if        Name:_____________________
   applicable, Box 4).                                                            Address:__________________
                                                                                  __________________________
                                           (To be completed in BLOCK CAPITALS)  ------------------------------
----------------------------------------------------------------------------------------------------------------
8. OVERSEAS PERSONS ONLY                                                                     BOX 8
   Please put "YES" in Box 8 only if you are unable to give the representation  ------------------------------
   and warranties required by paragraph 12(l) of Part B of Appendix I of the
   Offer Document.
                                                                                ------------------------------
----------------------------------------------------------------------------------------------------------------
9. TO ELECT TO RECEIVE US DOLLARS                                                            BOX 9
   Please put "YES" in Box 9 if, but only if, you want to receive any cash      ------------------------------
   amounts payable to you under the Texas Utilities Offer in US dollars
   (rather than pounds sterling).
                                                                                ------------------------------
----------------------------------------------------------------------------------------------------------------
10. TO ELECT FOR THE SHARE ALTERNATIVE                                                       BOX 10
    Please put "YES" in Box 10 if, but only if, you want to receive New         ------------------------------
    Texas Utilities Shares instead of cash under the Texas Utilities Offer.
    You should also complete Box 1 and sign Box 6 in the presence of a
    witness.                                                                    ------------------------------
    The Form of Acceptance Reference Number of this Form is:
----------------------------------------------------------------------------------------------------------------
11. TO ELECT PHYSICAL STOCK CERTIFICATES                                                     BOX 11
    Please put "YES" in Box 11 if, but only if, you want to receive             ------------------------------
    physical stock certificates for the New Texas Utilities Shares.
                                                                                ------------------------------
----------------------------------------------------------------------------------------------------------------
FOR RECEIVING
 AGENTS ONLY
----------------------------------------------------------------------------------------------------------------
Acceptance No.


----------------------------------------------------------------------------------------------------------------
H.


----------------------------------------------------------------------------------------------------------------
C.


----------------------------------------------------------------------------------------------------------------
Q.


----------------------------------------------------------------------------------------------------------------

             ADDITIONAL NOTES REGARDING THE COMPLETION OF THIS FORM

IN ORDER TO BE EFFECTIVE, THIS FORM MUST, EXCEPT AS MENTIONED BELOW, BE SIGNED PERSONALLY BY THE REGISTERED HOLDER OR, IN THE CASE OF A JOINT HOLDING, BY ALL THE JOINT HOLDERS OR UNDER A POWER OF ATTORNEY AND EACH INDIVIDUAL SIGNATURE MUST BE INDEPENDENTLY WITNESSED. A CORPORATION MUST EXECUTE THIS FORM UNDER ITS COMMON SEAL, THE SEAL BEING AFFIXED AND WITNESSED IN ACCORDANCE WITH ITS ARTICLES OF ASSOCIATION OR OTHER REGULATIONS. ALTERNATIVELY, A COMPANY TO WHICH
SECTION 36A OF THE COMPANIES ACT 1985 APPLIES MAY EXECUTE THIS FORM BY A DIRECTOR AND THE COMPANY SECRETARY OR BY TWO DIRECTORS SIGNING THIS FORM AND INSERTING THE NAME OF THE COMPANY ABOVE THEIR SIGNATURES. EACH SUCH PERSON SIGNING THIS FORM SHOULD STATE THE OFFICE WHICH HE/SHE HOLDS IN THE COMPANY.

In order to avoid inconvenience to yourself and delay, the following points may assist you:

1.   IF YOUR NAME AND/OR OTHER DETAILS ARE SHOWN INCORRECTLY IN BOX 3:

     (a) If your name and/or other details as shown in Box 3 are incorrect, you should write the correct details in Box 4 and lodge this form with your share certificate(s).

     (b) If you have changed your name, lodge your marriage certificate or the deed poll with this form for noting. These documents will be returned as directed.

     (c) If you have changed your address, write the correct address in Box 4 of this form.

2. IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL, OR WISH TO SELL PART, OF YOUR ENERGY GROUP SHARES:

     If you have sold or otherwise transferred all your holding of Energy Group Shares, you should send the accompanying documents and the enclosed reply paid envelope at once to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. However, such documents should not be forwarded or transmitted in or into Canada, Australia or Japan. If your Energy Group Shares are in certificated form, and you wish to sell or otherwise transfer part of your holding of Energy Group Shares and wish to accept the Texas Utilities Offer in respect of the balance but are unable to obtain the balance certificate by ___________ 1998, you should ensure that the stock broker or other agent through whom you make the sale or transfer obtains the appropriate endorsement or indication, signed on behalf of Lloyds Bank Registrars, in respect of the balance of your holding of Energy Group Shares.

3.   IF A HOLDER IS AWAY FROM HOME (E.G. ABROAD OR ON HOLIDAY):

     Send this form by the quickest means (e.g. air mail) to the holder (unless he is in Canada, Australia or Japan) for execution or, if he/she has executed a power of attorney, have this form signed by the attorney in the presence of a witness who must also sign this form. In the latter case, the power of attorney (or a copy thereof duly certificated in accordance with the Powers of Attorney Act 1971) should be lodged with this form. NO OTHER SIGNATURES ARE ACCEPTABLE. The power of attorney will be returned as directed.

4.   IF THE SOLE HOLDER HAS DIED:

     A grant of probate or letters of administration must be taken out in respect of the relevant Energy Group Shares. If a grant of probate or letters of administration has/have been registered with Energy Group, this form must be signed by the personal representative(s) or prospective personal representative(s) or executor(s) of the deceased holder, each in the presence of a witness who must also sign this form. This form should then be lodged with The Royal Bank of Scotland plc at one of the addresses given on page 1, with the related share certificate(s) and/or other document(s) of title. If a grant of probate or letters of administration has/have not been registered with Energy Group, the personal representative(s) or prospective personal representative(s) should sign this form in the presence of a witness who must also sign this form and forward it with the share certificate(s), and/or other documents of title. However, a grant of probate or letters of administration must be lodged with The Royal Bank of Scotland plc at one of the addresses given on page 1 before the consideration due under the Texas Utilities Offer can be forwarded to the personal representative(s).

5.   IF ONE OF THE JOINT HOLDERS HAS DIED:

     This form is valid if signed by the surviving holder(s), each in the presence of a witness, and lodged with The Royal Bank of Scotland plc, at one of the addresses given on page 1 with the share certificate(s) and/or other documents(s) of title accompanied by the death certificate, grant of probate or letters of administration of the deceased holder. These documents will be returned as directed.

6. IF YOUR ENERGY GROUP SHARES ARE IN CERTIFICATED FORM AND SHARE CERTIFICATE(S) OR OTHER DOCUMENT(S) OF TITLE IS/ARE HELD BY YOUR STOCKBROKER, BANK OR OTHER AGENT:

     You should complete this form and, if the certificate(s) and/or other document(s) of title is/are readily available, arrange for this form to be lodged by such agent with The Royal Bank of Scotland plc at one of the addresses given on page 1, accompanied by the share certificate(s) and/or other documents of title. If the certificate(s) and/or other document(s) of title is/are not readily available, you should lodge this form with The Royal Bank of Scotland plc at one of the addresses given on page 1, duly completed together with a letter stating that the certificates will follow, and arrange for the certificate(s) to be forwarded as soon as possible thereafter. It is helpful for your agent (unless he is in Canada, Australia or Japan) to be informed of the full terms of the Texas Utilities Offer. No acknowledgement of receipt of documents will be given.

7. IF YOUR ENERGY GROUP SHARES ARE IN CERTIFICATED FORM AND ANY SHARE CERTIFICATE HAS BEEN LOST:

     Complete and lodge this form together with a letter of explanation and any available certificate(s) with The Royal Bank of Scotland plc at one of the addresses given on page 1. You should write to Energy Group's Registrars, Lloyds Bank Registrars, at The Causeway, Goring-by-Sea, Worthing, West Sussex BN99 6DA and request a letter of indemnity which should be completed in accordance with the instructions given. When completed, the letter of indemnity must be lodged with The Royal Bank of Scotland plc at one of the addresses given on page 1, in support of this form. No acknowledgement of receipt of documents will be given.

8.   IF YOUR ENERGY GROUP SHARES ARE IN UNCERTIFICATED FORM, THAT IS IN CREST:

     You should take the action described in Part B (in particular paragraphs 11(d) to (l)) of Appendix I to the Offer Document to transfer your Energy Group Shares to an escrow balance. You are reminded to keep a record of the Form of Acceptance Reference Number (which appears on page 3 of this form) so that such number can be inserted in the TTE instruction.

     If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this form, as only your CREST sponsor will be able to send the necessary TTE instruction to CRESTCo.

9.   IF YOU ARE NOT RESIDENT IN THE UNITED KINGDOM OR THE UNITED STATES:

     The attention of holders of Energy Group Shares not resident in the United Kingdom or the United States or who are citizens or residents or nationals of other countries (and of custodians, trustees or nominees thereof) is drawn to paragraph 9 of part B of Appendix I to the Offer Document.

SUBJECT TO THE CITY CODE, TU ACQUISITIONS RESERVES THE RIGHT TO TREAT AS VALID, IN WHOLE OR IN PART, ANY ACCEPTANCE OF THE OFFER WHICH IS NOT ENTIRELY IN ORDER OR WHICH IS NOT ACCOMPANIED BY (AS APPLICABLE) THE RELEVANT TRANSFER TO ESCROW OR THE RELEVANT SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE, OR WHICH IS RECEIVED BY IT AT A PLACE OR PLACES OTHER THAN SET OUT ON THIS FORM. IN THAT EVENT, NO PAYMENT OF CASH OR ISSUE OF LOAN NOTES OR NEW TEXAS UTILITIES SHARES UNDER THE TEXAS UTILITIES OFFER WILL BE MADE UNTIL AFTER (AS APPLICABLE) THE RELEVANT TRANSFER TO ESCROW HAS SETTLED OR THE RELEVANT SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE OR INDEMNITIES SATISFACTORY TO TU ACQUISITIONS HAVE BEEN RECEIVED.